                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               November 13, 1996
                        ------------------------------
                       (Date of earliest event reported)


                        Capital One Financial Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                 1-13300                              54-1719854
------------------------------------       ----------------------------        ---------------------------------
      (State of incorporation                    (Commission File                        (IRS Employer
          or organization)                           Number)                          Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                                                     22042
--------------------------------------                                                 ------------
(Address of principal executive offices)                                                (Zip Code)


     Registrant's telephone number, including area code:  (703) 205-1000

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Item 5.  Other Events.


         The sole purpose for the filing of this form 8-K is to incorporate the attached final form of Senior Indenture and Form T-1 dated as of November 1, 1996, as exhibits to the Capital One Financial Corporation Registration Statement No. 333-3850.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         4.1 Senior Indenture, dated as of November 1, 1996 between the Company and Harris Trust and Savings Bank, as Trustee.

         25.1 Statement of Eligibility on Form T-1, under the Trust Indenture Act of 1939, as amended, of Harris Trust and Savings Bank.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                               CAPITAL ONE FINANCIAL CORPORATION

         Dated: November 13, 1996               By:  /s/ John G. Finneran, Sr.
                                                   ----------------------------
                                                      John G. Finneran, Sr.
                                                      Senior Vice President
                                                      General Counsel and
                                                      Corporate Secretary





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                                 EXHIBIT INDEX

         4.1 Senior Indenture, dated as of November 1, 1996 between the Company and Harris Trust and Savings Bank, as Trustee.

         25.1 Statement of Eligibility on Form T-1, under the Trust Indenture Act of 1939, as amended, of Harris Trust and Savings Bank.





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